UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005 (June 15, 2005)

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1929 Allen Parkway Houston, Texas	77019

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events and Regulation FD Disclosure.
Item 9.01 Financial Statements, Pro forma Financial Information and Exhibits
SIGNATURES
Exhibit Index
Second Supplemental Indenture dated June 15, 2005
Registration Rights Agreement dated June 15, 2005
Press Release dated June 15, 2005

Item 8.01. Other Events and Regulation FD Disclosure.

     On June 15, 2005, Service Corporation International, a Texas corporation, (the “Company”), pursuant to a Purchase Agreement dated as of June 10, 2005 (the “Purchase Agreement”) among the Company and the initial purchasers named in Schedule A thereto (collectively, the “Initial Purchasers”), sold $300 million aggregate principal amount of the Company’s 7% Senior Notes due 2017 (the “Notes”) to the Initial Purchasers (the “Offering”). The Company issued the Notes pursuant to the Indenture dated as of February 1, 1993 between the Company and the Bank of New York, as trustee, as supplemented by the Second Supplemental Indenture dated as of June 15, 2005. The Initial Purchasers will resell the Notes in private transactions in conformance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

     On June 15, 2005, in connection with the Offering, the Company entered into a Registration Rights Agreement pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement relating to an offer to exchange the Notes for an issue of SEC-registered notes (the “Exchange Notes”) that evidence the same indebtedness and have terms identical to the Notes (except that the Exchange Notes will not be subject to restrictions on transfer).

     On June 15, 2005, the Company issued a press release announcing that it had completed the Offering.

     In connection with the completion of the Offering, the Company is filing certain exhibits as part of this Form 8-K.

Item 9.01 Financial Statements, Pro forma Financial Information and Exhibits

     (c) Exhibits

4.1	Second Supplemental Indenture dated as of June 15, 2005 among Service Corporation International and The Bank of New York, as trustee.

4.2	Form of 7% Senior Notes due 2017 (Included in Exhibit 4.1).

10.1	Registration Rights Agreement dated as of June 15, 2005 among Service Corporation International and the Initial Purchasers.

99.1	Press Release dated June 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2005	SERVICE CORPORATION INTERNATIONAL

By: /s/ Eric D. Tanzberger
Name: Eric D. Tanzberger
Title: Vice President and Corporate Controller

Exhibit Index

Exhibit
Number	Description
4.1	Second Supplemental Indenture dated as of June 15, 2005 among Service Corporation International and The Bank of New York, as trustee.

4.2	Form of 7% Senior Notes due 2017 (Included in Exhibit 4.1).

10.1	Registration Rights Agreement dated as of June 15, 2005 among Service Corporation International and the Initial Purchasers.

99.1	Press Release dated June 15, 2005.